UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2023

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3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2022, 3D Systems Corporation (the “Company”) issued a press release announcing the Company’s unaudited results of operations for the fourth quarter and year ended December 31, 2022 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference. The information in this Item 2.02 (and in the Press Release) shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

Included in the Press Release is the Company’s announcement of a delay of the release of its audited financial results for the fourth quarter and year ended December 31, 2022 and the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Also included in the Press Release is an announcement that the Company plans to hold a conference call and webcast at 8:30 a.m., Eastern Time, on Wednesday, March 1, 2023, to discuss its anticipated fourth quarter and year ended December 31, 2022 financial results and other matters relating to the Company’s plans and operations. A copy of the Press Release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. The slides to be presented on the webcast are furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (and in the Press Release and slides) shall not be deemed “filed” with the SEC for purposes of the Exchange Act, nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 8.01. Other Events.

On February 27, 2023, the Company entered into individual settlement agreements with the U.S. Departments of State (“DDTC”) and Commerce (“BIS”) resolving previously disclosed potential violations of U.S. export control laws, including with regard to Quickparts.com, Inc., a former subsidiary of the Company.  The Company also settled claims by the Civil Division of the Department of Justice (“DOJ”) of alleged related violations of the False Claims Act.  For more information regarding these previously disclosed possible violations, see “Export Controls and Government Contracts Compliance Matter” in Note 14 – Commitments and Contingencies to the Financial Statements in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, filed with the SEC on November 9, 2022.

As part of these settlement agreements, the Company has agreed to pay $15,047,784.54 in civil monetary penalties to these agencies, and agreed to spend $10,000,000 on remedial compliance measures over the next three years.  DDTC and BIS are further imposing remedial compliance measures in their agreements, including the appointment of a Special Compliance Officer to monitor the Company’s export compliance, external audit requirements, and additional processes, procedures, and training related to export control compliance.  The agencies are not criminally prosecuting the Company, and the Company is not subject to any administrative debarment.

By settling these matters, the Company has closed all potential violations of export controls that the Company had previously disclosed to DDTC, BIS, as well as the alleged violations of the False Claims Act by the DOJ. The Company has already made meaningful improvements to its compliance program and will continue to further enhance its export compliance going forward. The Company has fully reserved for the civil monetary penalties and will expense the remedial compliance measures over the next three years as incurred.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by 3D Systems Corporation, dated February 28, 2023.
99.2	Investor information to be presented by 3D Systems Corporation on March 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: March 1, 2023	By:	/s/ Michael Turner
Michael Turner
Executive Vice President and Chief Finance Officer